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                                  Exhibit 10.2

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                              CORPORATE GUARANTEE

In consideration of any financial accommodations given to UNIVERSAL NETWORK SERVICES LLC (herein called the "Primary Corporation"), by AT&T Corp. (herein called the "Service Provider"), and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, EQUALNET CORPORATION (herein called "EqualNet" or "Co-Guarantor") and METROLINK, INC. (herein "MetroLink" or "Co-Guarantor", and formerly know as GLOBALONE, INC.) jointly and severally, unconditionally guarantee to the Service Provider the payment when due, whether by acceleration or otherwise, of all liabilities, direct or contingent, joint, several or independent, now or hereafter existing, due or to become due to, or held or to be held by, the Service Provider whether created directly or acquired by assignment or otherwise, of the Primary Corporation to the Service Provider under AT&T Contract Tariff No. 1, Plan N agreement ("Plan N") between AT&T Corp. and Primary Corporation as assignee of GLOBALONE, INC., and expenses incurred by the Service Provider in enforcing any of such liabilities and/or the terms hereof. This guaranty was issued by Co-Guarantors as a result of their and their affiliates' co-ownership of and in Primary Corporation formed for the purpose of marketing services under the said Plan N.

In the event Primary Corporation falls behind in its payment obligations under said Plan N, AT&T may demand of Co-Guarantors payment of any and all obligations then due, and Co-Guarantors shall be obligated to make full payment of such amount to AT&T within ten (10) days of receiving such request. No demand for payment hereunder shall restrict AT&T's right to pursue collection under any deposit, letter of credit or other security for the payment of the obligations of Primary Corporation under said Plan N.

The Service Provider may, at any time and from time to time without the consent of or notice to the undersigned, except such notice as may be required by applicable statute and cannot be waived, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part, (1) change the manner, place or terms of payment and/or change or extend the time of payment of, or alter any liability of the Primary Corporation hereby guaranteed, or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or thereof, and the guaranty herein made shall apply to the liabilities of the Primary Corporation, as changed, extended or altered in any manner other than to increase the amount of the credit, (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure or howsoever securing the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset there against, (3) exercise or refrain from exercising any rights against the Primary Corporation or others (including the undersigned) or otherwise act or refrain from acting, and (4) settle or compromise with the Primary Corporation any liabilities hereby guaranteed and/or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof (except that any such settlement or compromise shall be equally applicable to the undersigned), and may subordinate the payment of all or any part thereof to the payment of any liabilities which may subordinate the payment of all or any part thereof to the payment of any liabilities which may be due to the Service Provider or others.

No invalidity, irregularity or unenforceability of the liabilities hereby guaranteed shall affect, impair, or be a defense to this guaranty and this guaranty is a primary obligation of the undersigned. Co-Guarantors shall not be entitled to raise any defense not available to the customer or record under the said Plan N.

This guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. This guaranty is irrevocable, notwithstanding
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any revocation by, or complete or partial release for any cause of, the Primary
Corporation or any other guarantor of any liabilities of the Primary
Corporation.

In the case of any proceedings to collect any liability of the undersigned hereunder, the undersigned shall pay all costs and expenses of every kind in connection with such collection, including reasonable attorneys' fees.

This guaranty shall continue to be effective in accordance with its terms or be reinstated, as the case may be, if at any time payment of any of the Primary Corporation's obligations to the Service Provider guaranteed hereby are rescinded or must be returned by the Service Provider to the Primary Corporation upon the bankruptcy or insolvency of the Primary Corporation or the appointment of a receiver, trustee or similar official of or for the Primary Corporation or its property, all as though such payments had not been made, provided, that this guaranty shall terminate on the date that all of the Primary Corporation's obligations guaranteed hereby shall have been paid in full and all applicable preference periods shall have expired.

To the extent the undersigned makes any payment to the Service Provider under this guaranty, any claim the undersigned may have against the Primary Corporation by reason thereof shall be subject and subordinate to the prior payment in full of all of the Primary Corporation's obligations to the Service Provider under the Contract Tariff No. 1 Plan N subscribed to by the Primary Corporation.

All payments by the undersigned hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all taxes, levies, duties, fees, withholdings or similar charges ("Taxes"). If any Taxes shall be required by law to be deducted or withheld from any payment hereunder, the undersigned shall increase the amount paid so that the Service Provider receives the full amount of the payment provided for in this guaranty. However, the undersigned shall not increase the amount of any payment hereunder for Taxes to the extent the Service Provider's Federal tax liability in the United States is reduced for tax credits given or allowed for the amount of the Taxes withheld or deducted from the payment.

The undersigned waives the right of trial by jury in the event of any litigation in respect of any matter arising under this guaranty and agrees that should the Service Provider bring any judicial proceedings in relation to any such matter, the undersigned will not interpose any counterclaim or set off of any nature unless such counterclaim or set off shall become void or unenforceable if not asserted therein.

This guaranty shall inure to the benefit of the Service Provider and its successors and assigns. This guaranty is binding upon the undersigned and its successors and assigns.

This guaranty and the rights and obligations of the Service Provider and of the undersigned shall be governed by and construed in accordance with the law of the State of New York.

MetroLink, Inc.                       EqualNet Corporation


By:                                   By:
   --------------------------------      ---------------------------------
   Robert A. Bevilacqua                  Zane Russell, C.E.O.
   70 W. Madison Street, 55th Floor      1250 Wood Branch Park Dr.
   Chicago, Illinois 60602               Houston, Texas 77079
   (312) 551-3444                        (713) 556-4600
   Fax (312) 372-7706                    (713) 556-4650